Exhibit 10.16

ADDENDUM NO. 2

to the

AUTOMOBILE QUOTA SHARE REINSURANCE CONTRACT

Effective: September 1, 2011

(the “Contract”)

issued to

AFFIRMATIVE INSURANCE COMPANY

Burr Ridge, Illinois

(the “Company”)

by

THE SUBSCRIBING REINSURER(S) IDENTIFIED

IN THE INTERESTS AND LIABILITIES AGREEMENT(S)

ATTACHED TO AND FORMING PART OF THE CONTRACT

(the “Reinsurer”)

Effective September 1, 2011, the Contract shall be amended as follows:

1.	Paragraph D of Article 26 – Unauthorized Reinsurance – shall be amended to read:

D.	When funding by Trust Agreement, the Reinsurer shall ensure that the Trust Agreement complies with the provisions of the “Trust Agreement Requirements Clause” attached hereto. When funding by an LOC, the Reinsurer agrees to apply for and secure timely delivery to the Company of a clean, irrevocable and unconditional LOC issued by a qualified financial institution and in the form of the LOC attached hereto as Exhibit A – Letter of Credit Template – in an amount equal to the Reinsurer’s Obligations. Such LOC shall be issued for a period of not less than one year, and shall be automatically extended for one year from its date of expiration or any future expiration date unless 30 days (or such other time period as may be required by insurance regulatory authorities), prior to any expiration date the issuing bank shall notify the Company by certified or registered mail that the issuing bank elects not to consider the LOC extended for any additional period.

2.	Exhibit A – Letter of Credit Template – as attached to this Addendum shall be part of the Contract.

All other terms and conditions of the Contract shall remain unchanged.

IN WITNESS WHEREOF, the Company has caused this Addendum to be executed by its duly authorized representative(s)

this 9th day of March, in the year 2012.

AFFIRMATIVE INSURANCE COMPANY

/s/ Michael J. McClure

AUTOMOBILE QUOTA SHARE REINSURANCE CONTRACT

EXHIBIT A – LETTER OF CREDIT TEMPLATE

We have established this clean, irrevocable, and unconditional Letter of Credit in your favor as beneficiary for drawings up to U.S.$                    , effective immediately. This Letter of Credit is issued, presentable and payable at the office of our servicer,                                     , or such other office as we may advise from time to time and expires with our close of business on                     . Except when the amount of this Letter of Credit is increased, this Credit cannot be modified or revoked without your consent.

The term “Beneficiary” includes any successor by operation of law of the named Beneficiary, including, without limitation, any liquidator, rehabilitator, receiver, or conservator. Drawings by any liquidator, rehabilitator, receiver or conservator shall be for the benefit of all of the Beneficiary’s policyholders.

We hereby undertake to promptly honor your sight draft(s) drawn on us, indicating our Credit number                     , for all or any part of this Credit upon presentation of your draft drawn on us at our office specified in paragraph one, or such other office as we may advise from time to time, on or before the expiration date hereof, or any automatically extended expiry date.

Except as expressly stated herein, this undertaking is not subject to any agreement, requirement or qualification. The obligation of                      under this Credit is the individual obligation of                     , and is in no way contingent upon reimbursement with respect thereto, or upon our ability to perfect any lien, security interest or any other reimbursement.

This Letter of Credit is deemed to be automatically extended without amendment for 12 months from the expiration date or any future expiration date, unless at least thirty (30) days prior to such expiration date, we notify you by registered mail that this Letter of Credit will not be renewed for any such additional period.

This Letter of Credit is subject to and governed by the Laws of the State of Illinois and the ICC Uniform Customs and Practice for Documentary Credits (ICC Publication No. 600, July 2007, 1212 Avenue of the Americas, New York, NY 10036 (no later amendments or additions) and, in the event of any conflict, the Laws of the State of Illinois will control. If this Credit expires during an interruption of business as described in Article 36 of said Publication 600, the Bank hereby specifically agrees to effect payment if this credit is drawn against within thirty (30) days after the resumption of our business.

ENDORSEMENT NO. 2

to the

INTERESTS AND LIABILITIES AGREEMENT

Effective: September 1, 2011

(the “Agreement”)

of

AUTOMOBILE QUOTA SHARE REINSURANCE CONTRACT

Effective: September 1, 2011

(the “Contract”)

issued to

AFFIRMATIVE INSURANCE COMPANY

Burr Ridge, Illinois

(the “Company”)

Addendum No. 2 to the Contract, as executed by the Company, shall form part of the Contract, effective September 1, 2011.

IN WITNESS WHEREOF, the Subscribing Reinsurer has caused this Endorsement to be executed by its duly authorized representative(s)

this 9th day of March, in the year 2012.

GREENLIGHT REINSURANCE LTD.

/s/ Jim Ehman

AUTOMOBILE QUOTA SHARE REINSURANCE CONTRACT